EXHIBIT 99.1

IMAX Announces Extension of Current Share-Repurchase Program

NEW YORK, NY— June 25, 2021 – IMAX Corporation (NYSE: IMAX) today announced a 12-month extension to the Company’s share-repurchase program through June 30, 2022. The current share-repurchase program authorized the Company to repurchase up to $200 million of its common shares, of which approximately $89.4 million remains available, and was set to expire on June 30, 2021.

The Company has repurchased a total of approximately 6 million of its common shares for an aggregate purchase price of approximately $110.6 million pursuant to the current share-repurchase program since it commenced on July 1, 2017. With this extension effective July 1, 2021, the Company remains authorized to repurchase up to approximately $89.4 million worth of common shares through June 30, 2022. In light of the current operating environment, the Company does not currently intend to repurchase shares.

Repurchases to date by the Company pursuant to the current share-repurchase program have resulted in an approximately 9% net reduction in shares outstanding since the program began on July 1, 2017.

Repurchases under the Company’s share-repurchase program may be made either in the open market or through private transactions, subject to market conditions and applicable legal requirements. IMAX has no obligation to repurchase shares, and the share-repurchase program may be suspended or discontinued by the Company at any time. In addition, the $200 million authorization does not include shares repurchased in connection with the administration of employee share-based compensation plans.

Canadian Securities Law Exemption

The Company has received an exemption decision issued by the Ontario Securities Commission dated May 21, 2020 for relief from the formal issuer bid requirements under Canadian securities laws. The exemption decision permits the Company to repurchase up to 15% of its outstanding common shares in any 12-month period through the facilities of the New York Stock Exchange (“NYSE”) under repurchase programs that the Company may implement from time to time. Canadian securities laws regulate an issuer’s ability to make repurchases of its own securities.

The decision allows the Company to make repurchases under its repurchase programs from time to time in excess of the maximum allowable in reliance on the existing “other published markets” exemption from the formal issuer bid requirements available under Canadian securities laws. The “other published markets” exemption caps the Company’s ability to repurchase its securities through the facilities of the NYSE at 5% of the issuer’s outstanding securities during any 12-month period.

The conditions of the exemption decision are as follows: (i) any repurchases made in reliance on the exemption decision must be permitted under, and part of, repurchase programs established and conducted in accordance with United States securities laws and NYSE rules, (ii) the aggregate number of common shares acquired in reliance on the exemption decision by the Company and any person acting jointly or in concert with the Company within any period of 12 months does not exceed 15% of the outstanding common shares at the beginning of the 12-month period, (iii) the common shares are not listed and posted for trading on an exchange in Canada, (iv) the exemption decision applies only to the acquisition of common shares until March 25, 2022, and (v) prior to purchasing common shares in reliance on the exemption decision, the Company discloses the terms of the exemption decision and the conditions applicable thereto in a press release that is issued and filed on the System for Electronic Document Analysis and Retrieval and includes such information as part of the news release required to be issued in accordance with the “other published markets exemption” in respect of any repurchase program that may be implemented by the Company, which this press releases satisfies.

About IMAX Corporation

IMAX, an innovator in entertainment technology, combines proprietary software, architecture and equipment to create experiences that take you beyond the edge of your seat to a world you’ve never imagined. Top filmmakers and studios are utilizing IMAX theaters to connect with audiences in extraordinary ways, and, as such, IMAX’s network is among the most important and successful theatrical distribution platforms for major event films around the globe.

IMAX is headquartered in New York, Toronto, and Los Angeles, with additional offices in London, Dublin, Tokyo, and Shanghai. As of March 31, 2021, there were 1,652 IMAX theater systems (1,567 commercial multiplexes, 12 commercial destinations, 73 institutional) operating in 84 countries and territories. Shares of IMAX China Holding, Inc., a subsidiary of IMAX Corporation, trade on the Hong Kong Stock Exchange under the stock code “HK.1970.”

IMAX®, IMAX® Dome, IMAX® 3D, IMAX® 3D Dome, Experience It In IMAX®, The IMAX Experience®, An IMAX Experience®, An IMAX 3D Experience®, IMAX DMR®, DMR®, IMAX nXos® and Films to the Fullest®, are trademarks and trade names of the Company or its subsidiaries that are registered or otherwise protected under laws of various jurisdictions. More information about the Company can be found at www.imax.com. You may also connect with IMAX on Instagram (https://www.instagram.com/imax), Facebook (www.facebook.com/imax), Twitter (www.twitter.com/imax) and YouTube (www.youtube.com/imaxmovies).

Forward-Looking Statements

This press release contains forward looking statements that are based on IMAX management’s assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. These forward looking statements include, but are not limited to, references to plans regarding share repurchases pursuant to the share-repurchase program or regarding the planned filing for and receipt of an extension of the current exemption decision beyond March 25, 2022, business and technology strategies and measures to implement strategies, competitive strengths, goals, expansion and growth of business, operations and technology, future capital expenditures (including the amount and nature thereof), industry prospects and consumer behavior, plans and references to the future success of IMAX Corporation together with its consolidated subsidiaries (the “Company”) and expectations regarding the Company’s future operating, financial and technological results. These forward-looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with the expectations and predictions of the Company is subject to a number of risks and uncertainties, including, but not limited to, the impact of COVID-19 on the Company’s business, financial conditions and results of operations and on the business of our customers and exhibitor partners; risks associated with investments and operations in foreign jurisdictions and any future international expansion, including those related to economic, political and regulatory policies of local governments and laws and policies of the United States and Canada; risks related to the Company’s growth and operations in China; the performance of IMAX DMR® films; the signing of IMAX Theater System agreements; conditions, changes and developments in the commercial exhibition industry and broader entertainment industry, including both the in home and out of home entertainment markets; risks related to currency fluctuations; the potential impact of increased competition in the markets within which the Company operates, including competitive actions by other companies; the failure to respond to change and advancements in entertainment technology; risks relating to consolidation among commercial exhibitors and movie studios; risks related to new business initiatives that may be presented to and pursued by the Company; risks related to cyber-security and data privacy; risks related to the Company’s inability to protect the Company’s intellectual property; risks related to the Company’s indebtedness and compliance with its debt agreements; general economic, market or business conditions; the failure to convert IMAX Theater System backlog into revenue; changes in laws or regulations; the failure to fully realize the projected cost savings and benefits from any of the Company’s restructuring initiatives; assumptions related to the foregoing; other risks outlined in our periodic filings with the SEC; and other factors, many of which are beyond the control of the Company. Consequently, all of the forward looking statements made in this press release are qualified by these cautionary statements, and actual results or anticipated developments by the Company may not be realized, and even if substantially realized, may not have the expected consequences to, or effects on, the Company. These factors, other risks and uncertainties and financial details are discussed in IMAX’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For more information, please contact:

Investors: IMAX Corporation, New York Brett Harriss 212-821-0187 bharriss@imax.com	Media: IMAX Corporation, New York Mark Jafar 212-821-0102 mjafar@imax.com